UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☒           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

HANDY & HARMAN LTD.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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HANDY & HARMAN LTD.
1133 Westchester Avenue, Suite N222
White Plains, New York 10604

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 26, 2016

April 7, 2016

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Handy & Harman Ltd. (the “Company”) to be held on May 26, 2016, at 9:00 a.m., local time, at the Shade Hotel, 1221 North Valley Drive, Manhattan Beach, CA 90266 for the following purposes:

1. To elect seven directors to the Board of Directors (the “Board”) of the Company.

2. To approve, on a non-binding, advisory basis, named executive officer compensation.

3. To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

4. To approve the adoption of the 2016 Equity Incentive Award Plan.

5. To transact any other business as may properly come before the Annual Meeting or any postponement or adjournments of the Annual Meeting.

These items of business are more fully described in the attached Proxy Statement. Only holders of record of the Company’s common stock, $0.01 par value per share, at the close of business on March 28, 2016 will be entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors /s/ Warren G. Lichtenstein WARREN G. LICHTENSTEIN Chairman of the Board

Whether or not you plan to attend the Annual Meeting, please cast your vote online, by telephone or by completing, dating, signing and promptly returning the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting. This will assure that your shares are represented at the Annual Meeting.

HANDY & HARMAN LTD.

1133 Westchester Avenue, Suite N222
White Plains, New York 10604

PROXY STATEMENT

Annual Meeting of Stockholders

This Proxy Statement is being furnished to the stockholders of Handy & Harman Ltd., a Delaware corporation (the “Company,” “HNH,” “we” or “us”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Handy & Harman Ltd., for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 26, 2016, at 9:00 a.m., local time, at the Shade Hotel, 1221 North Valley Drive, Manhattan Beach, CA 90266 and at any postponements or adjournments thereof.

At the Annual Meeting, stockholders will be asked:

1.   To elect seven directors to the Board.

2.   To approve, on a non-binding, advisory basis, named executive officer compensation.

3.   To ratify the selection of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

4.   To approve the adoption of the 2016 Equity Incentive Award Plan (the “2016 Plan”).

5.   To transact any other business as may properly come before the Annual Meeting or any postponement or adjournments of the Annual Meeting.

The Board has fixed the close of business on March 28, 2016, as the record date for the determination of the holders of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to notice of and to vote at the Annual Meeting. Each eligible stockholder will be entitled to one vote for each share held on all matters to come before the Annual Meeting and may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone. At the close of business on March 28, 2016, there were 12,263,792 shares of Common Stock entitled to vote.

This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Stock on or about April 14, 2016. Our Annual Report on Form 10-K (the “Annual Report”) for the fiscal year ended December 31, 2015 (“2015”) is enclosed with this Proxy Statement.

THE ANNUAL MEETING

Date, Time and Place

The Annual Meeting will be held on May 26, 2016, at 9:00 a.m., local time, at the Shade Hotel, 1221 North Valley Drive, Manhattan Beach, CA 90266.

Matters to be Considered

At the Annual Meeting, stockholders will be asked to consider and cast a vote on the following matters: the election of seven directors; the approval, on a non-binding, advisory basis, of named executive officer compensation; the ratification of the selection of independent auditors; and the approval of the adoption of the 2016 Plan.

The Board does not know of any matters to be brought before the Annual Meeting other than as set forth in the notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Quorum; List of Stockholders of Record

Only holders of record of the Company’s Common Stock at the close of business on March 28, 2016 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 12,263,792 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date, represented by proxy or in person, will constitute a quorum for the transaction of business at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices for a period of ten days before the Annual Meeting. Stockholders may examine the list for purposes germane to the Annual Meeting.

Voting Rights; Required Vote

Stockholders are entitled to one vote for each share of Common Stock held by them as of the Record Date.

Proposal 1: Election of Directors.  Under our bylaws, the director nominees receiving a plurality of the votes cast at the Annual Meeting in person or by proxy will be elected to fill the seats of our Board. Abstentions are not counted as votes “FOR” or “AGAINST” the election of directors. Stockholders do not have the right to cumulate their votes in the election of directors.

The Board recommends a vote “FOR” all nominees.

Proposal 2: Approval of Named Executive Officer Compensation.  The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy on the matter. The vote is advisory and therefore not binding on the Board, the Compensation Committee of the Board (the “Compensation Committee”), or the Company.

The Board recommends a vote “FOR” this proposal.

Proposal 3:  Selection of Auditors.  Ratification of the selection of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy on the matter. The vote is advisory and therefore not binding on the Board, the Audit Committee of the Board (the “Audit Committee”), or the Company.

The Board recommends a vote “FOR” this proposal.

Proposal 4: Adoption of the 2016 Plan. The approval of the adoption of the 2016 Plan requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy on the matter.

The Board recommends a vote “FOR” this proposal.

We have been advised that it is the intention of SPH Group Holdings LLC (“SPHG Holdings”) to vote the shares of our Common Stock over which it has voting power “FOR” all nominees for director and in favor of all other proposals described in this Proxy Statement. SPHG Holdings beneficially owned approximately 69.8% of our outstanding shares of Common Stock as of the Record Date. See the stock ownership table set forth in “Stock Ownership of Principal Stockholders and Management” below for information regarding the ownership of our Common Stock.

Voting of Proxies

Stockholders that are “beneficial owners” (your HNH shares are held for you in street name, by a bank, broker or other nominee) and “registered stockholders” (your HNH shares are held in your own name through our transfer agent, American Stock Transfer and Trust Company, or you are in possession of stock certificates) may submit their votes before the Annual Meeting by: (a) Internet at www.proxyvote.com, or (b) telephone by calling 1-800-690-6903. Additionally, if you received your materials for the Annual Meeting by mail and do not wish to vote by Internet or telephone, you may mail a completed proxy card (in the case of registered stockholders), or voting instruction card (in the case of beneficial owners), in the prepaid envelope that was provided with your Annual Meeting materials. Stockholders wishing to vote by mail should be sure to complete and properly sign the proxy card (registered holders) or voting instruction card (beneficial owners) you received and return it in the prepaid envelope provided, and it will be voted in accordance with the specifications made on the proxy card or voting instruction card. If no specification is made on a signed and returned proxy card or voting instruction card, the shares represented by the proxy will be voted “FOR” the election to the Board of each of the seven nominees named on the proxy or instruction card, “FOR” the advisory vote on approval of the compensation of our named executive officers, “FOR” ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and “FOR” the approval of the adoption of the 2016 Plan, and, if any other matters are properly brought before the Annual Meeting, the proxy will be voted as the Board may recommend.

Voting instructions, including instructions for both telephonic and Internet voting, are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholders’ instructions have been recorded properly. A control number, located on the proxy card, will identify stockholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. If you do vote by Internet or telephone, it will not be necessary to return your proxy card.

We encourage stockholders with Internet access to record your vote on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted.

If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast at the Annual Meeting (attendance at the Annual Meeting will not, in and of itself, constitute a revocation of any previously submitted votes). If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on the Record Date, in order to vote your shares at the Annual Meeting.

If a stockholder neither returns a signed proxy card, votes by the Internet or by telephone, nor attends the Annual Meeting and votes in person, his or her shares will not be voted.

Revocability of Proxies

Any proxy signed and returned by a stockholder or voted by telephone or via the Internet may be revoked at any time before it is voted. A proxy may be revoked by giving written notice of revocation to the Secretary of the Company, at the Company’s address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the Internet, or by voting in person at the Annual Meeting. The mere presence at the Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder has instructed a broker, bank or nominee to vote his, her or its shares of Common Stock, the stockholder must follow the directions received from the broker, bank or nominee to change his, her or its instructions. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder, unless such vote is revoked in person at the Annual Meeting according to the revocability instructions outlined above.

Attending in Person

Only holders of Common Stock as of the Record Date, their proxy holders and our invited guests may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares in street name, such as by a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned Common Stock as of the Record Date as acceptable proof of ownership.

Effect of Abstentions and “Broker Non-Votes”

If a registered stockholder indicates on his or her proxy card that the stockholder wishes to abstain from voting, or a beneficial owner instructs its bank, broker or other nominee that the stockholder wishes to abstain from voting, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. Because directors are elected by a plurality of votes, abstentions will have no effect on the outcome of Proposal No. 1, concerning the election of the seven nominees to our Board. Similarly, abstentions will have no effect on Proposal No. 2, concerning the non-binding, advisory vote on executive compensation, Proposal No. 3, concerning the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and Proposal No. 4, concerning the approval of the adoption of the 2016 Plan.

A “broker non-vote” occurs when a beneficial owner does not provide his or her broker with instructions as to how to vote the shares (“uninstructed shares”) and the broker does not vote on a particular proposal because they do not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” Proposal No. 1, concerning the election of the seven nominees to our Board, Proposal No. 2, concerning the non-binding, advisory vote on executive compensation, and Proposal No. 4, concerning the approval of the adoption of the 2016 Plan, are considered “non-routine”, which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions; however, such uninstructed shares will be counted towards establishing a quorum. Therefore, we encourage you to vote your shares by Internet, telephone or by signing and returning your proxy card or voting instruction card with complete voting instructions before the Annual Meeting, so that your shares will be represented and voted at the Annual Meeting even if you cannot attend in person.

Brokers do have authority to vote uninstructed shares for or against “routine” proposals. Proposal No. 3, ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016, constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed shares “FOR” or “AGAINST” Proposal No. 3 and such votes will count towards establishing a quorum.

The inspector of elections appointed for the Annual Meeting will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes (which are votes that could have been provided had the beneficial holder provided voting instructions to its broker) for each proposal.

Adjournment of Annual Meeting

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting. If the Annual Meeting is postponed or adjourned, a stockholder’s proxy may remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted.

No Right of Appraisal

Neither Delaware law, the Company’s Certificate of Incorporation, nor its bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

Expenses of Soliciting Proxies

Our Board is soliciting the proxy included with this Proxy Statement for use at the Annual Meeting. We will pay the expenses of soliciting proxies for the Annual Meeting. After the mailing of the proxy cards and other soliciting materials, we and/or our agents, including our directors, officers or employees, also may solicit proxies by mail, telephone, facsimile, email or in person. After the mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our Common Stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so. Our directors, officers and employees will not receive any additional compensation for any soliciting efforts in which they may be engaged.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 26, 2016

This Proxy Statement and the Annual Report are available at www.handyharman.com/2016annual.php.

Annual Report and Company Information

A copy of the Annual Report is being furnished to stockholders concurrently herewith.

The Company will mail without charge, upon written request, a copy of the Annual Report, including the financial statements, schedule and list of exhibits, and any exhibit specifically requested. Stockholders may request a written copy of our Audit Committee Charter, Compensation Committee Charter, Nominating Committee Charter, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, by writing to our Corporate Secretary. Requests should be sent to:

Handy & Harman Ltd.
Attn: Corporate Secretary
1133 Westchester Avenue, Suite N222
White Plains, New York 10604

Each of these documents is also available on our website, www.handyharman.com under “Investor Relations – Corporate Governance.”

Independent Auditors

We have been advised that representatives of BDO are not expected to attend the Annual Meeting.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by their use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects,” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: our ability to deploy our capital in a manner that maximizes stockholder value; the ability to identify suitable acquisition candidates or business and investment opportunities; the inability to realize the benefits of our net operating losses; the ability to consolidate and manage our newly acquired businesses; fluctuations in demand for our products; environmental and other health and safety laws and regulations; general economic conditions and other risks detailed from time to time in filings we make with the United States Securities and Exchange Commission (the “SEC”), including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Proxy Statement.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

At the Annual Meeting, stockholders are being asked to elect seven directors to serve until the next annual meeting or until their successors are elected and qualified.

The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the seven nominees named by the Board and listed on the following table. The Board does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for the substitute nominees as the Board may propose.

Director Nominees

Each of the following nominees is currently serving as a director. Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Nominating Committee of the Board (the “Nominating Committee”) and the Board to determine that the person should be nominated for election as a director of the Company at the Annual Meeting. No family relationships exist between any directors or executive officers (as such term is defined in Item 401(d) of Regulation S-K promulgated under the Exchange Act). The following information is as of March 28, 2016.

Name	Age	Position With The Company	Director Since
Warren G. Lichtenstein	50	Chairman of the Board	2005
Jack L. Howard	54	Vice Chairman and Principal Executive Officer of HNH	2005
Patrick A. DeMarco (1)(2)(3)	51	Director	2012
Robert Frankfurt (1)(2)(3)	50	Director	2008
John H. McNamara, Jr.	52	Director	2008
Garen W. Smith (1)(2)(3)	73	Director	2002
Jeffrey A. Svoboda	64	Director, Senior Vice President of HNH and President and Chief Executive Officer of Handy & Harman Group Ltd. (“HNH Group”)	2011
__________________________
(1)	Member of the Nominating Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Audit Committee.

Warren G. Lichtenstein has served as the Chairman of the Board of the Company since July 2005. Mr. Lichtenstein has served on the Board of Directors of over twenty public companies. He served as the Chairman of the Board and Chief Executive Officer of Steel Partners Holdings GP Inc. (“Steel Holdings GP”) from July 2009 to February 2013, and has served as Executive Chairman since February 2013. Steel Holdings GP is the general partner of Steel Partners Holdings L.P. (“Steel Holdings”), a global diversified holding company that engages in multiple businesses through consolidated subsidiaries, associated companies and other interests. Mr. Lichtenstein is the Chairman and Chief Executive Officer of Steel Partners LLC (“Steel Partners”) and has been associated with Steel Partners and its affiliates since 1990. Since March 2013, Mr. Lichtenstein has served as Chairman of the Board of ModusLink Global Solutions, Inc. (“ModusLink”), a NASDAQ company providing customized supply chain management services to the world’s leading high technology companies, and became its interim Chief Executive Officer on March 28, 2016. Mr. Lichtenstein has served as a director of Aerojet Rocketdyne Holdings, Inc., a NYSE-listed manufacturer of aerospace and defense products and systems with a real estate business segment, since March 2008 and has served as the Chairman of the Board since March 2013. Mr. Lichtenstein has served as a director (currently Chairman of the Board) of Steel Excel Inc. (“Steel Excel”), a company whose business currently consists of Steel Sports Inc. and Steel Energy Services Ltd., since October 2010 and Chairman of the Board since May 2011. In 2011 Mr. Lichtenstein founded Steel Sports, Inc., a subsidiary of Steel Excel dedicated to building a network of participatory and experience-based sports-related businesses, with a particular emphasis on youth sports. He has served as a director of SL Industries, Inc. (“SL Industries”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment that is listed on NYSE Amex, since March 2010. He previously served as a director (formerly Chairman of the Board) of SL Industries from January 2002 to May 2008 and served as Chief Executive Officer from February 2002 to August 2005.

The Board has determined that Mr. Lichtenstein’s extensive experience in corporate finance, executive management, investing and his service as a director and advisor to a diverse group of public companies enable him to assist in the effective management of the Company.

Jack L. Howard has been Vice Chairman of the Board of the Company since March 2012 and Principal Executive Officer of the Company since January 2013, and has served as a director of the Company since July 2005. Mr. Howard has been a registered principal of Mutual Securities, Inc., a FINRA registered broker-dealer, since 1989. Mr. Howard has served as the President of Steel Holdings GP since July 2009 and has served as a director of Steel Holdings GP since October 2011. He also served as the Assistant Secretary of Steel Holdings GP from July 2009 to September 2011 and as Secretary from September 2011 to January 2012. He is the President of SP General Services LLC. He is the President of Steel Partners and has been associated with Steel Partners and its affiliates since 1993. Mr. Howard also co-founded Steel Partners II, L.P. in 1993, a private investment partnership that is now a wholly-owned subsidiary of Steel Holdings. Mr. Howard has been a director of Steel Excel since December 2007, serving as Vice Chairman of the Steel Excel Board of Directors since May 2012, and Principal Executive Officer of Steel Excel since March 2013. He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63.

The Board has determined that Mr. Howard’s managerial and investing experience in a broad range of businesses over the past 29 years, as well as his service on the boards of directors and committees of both public and private companies, enable him to effectively lead the management of the Company.

Patrick A. DeMarco has served as a director of the Company since 2012. Mr. DeMarco has been President of Risken Software Services, a provider of enterprise level technology solutions to automotive dealerships, since 2006. From 2002 to 2006, he was Executive Director, Client Solutions for J.D. Power & Associates, a global marketing information services company operating in key business sectors across a variety of industries. From 2000 to 2002, he was Vice President of Sales and Business Development for Blue Falcon Networks (now known as Akimbo Systems), a leader in distributed networking technologies and provider of cost-effective streaming media delivery solutions. From 1999 to 2000, Mr. DeMarco was a co-founder of MValue.com, which offered a privacy protection application for internet shoppers. He received a M.B.A. from Miami University (Ohio).

The Board had determined that Mr. DeMarco’s experience and success in key roles across a variety of industries, including with other manufacturing companies having attributes similar to the Company, enable him to assist in the effective management of the Company.

Robert Frankfurt has been a director of the Company since November 2008. Mr. Frankfurt is the founder of Myca Partners, Inc., an investment advisory services firm, and has served as its President since November 2006. From February 2005 through December 2005, Mr. Frankfurt served as the Vice President of Sandell Asset Management Corp., a privately owned hedge fund. From October 2002 through January 2005, Mr. Frankfurt was a private investor. Mr. Frankfurt served as a director of Peerless Systems Corp., a public company that licenses and sells imaging and networking technologies and components to the digital document markets, from November 2010 to June 2012.  Mr. Frankfurt served as a director of Mercury Payment Systems, Inc., a private company that provides integrated transaction processing, from October 2010 until its sale in June 2014. Mr. Frankfurt graduated from the Wharton School of Business at the University of Pennsylvania with a B.S. in Economics and received an M.B.A. from the Anderson Graduate School of Management at University of California at Los Angeles.

The Board has determined that Mr. Frankfurt’s years of experience with private investing and investment advising and his post-graduate education, which provide him with comprehensive financial and accounting expertise, enable him to assist in the effective management of the Company.

John H. McNamara Jr. has served as a director of the Company since February 2008. He is a Managing Director and investment professional of Steel Partners and has been associated with Steel Partners and its affiliates since 2006. Mr. McNamara has served as Chairman of the Board of WebBank, a Utah chartered industrial bank that is a wholly-owned subsidiary of Steel Holdings, since 2009, and Executive Chairman since 2012. Mr. McNamara served as a director of SL Industries from 2008 until 2011. Prior to working at Steel Partners, Mr. McNamara was a Managing Director and Partner at Imperial Capital LLC, an investment banking firm, which he joined in 1995. As a member of its Corporate Finance Group, he provided advisory services for middle market companies in the areas of mergers and acquisitions, restructurings and financings. Mr. McNamara began his career at Bay Banks, Inc., a commercial bank, where he served in lending and work-out capacities.

The Board has determined that Mr. McNamara’s record of success in leadership positions in other public companies and extensive expertise in banking and corporate finance, particularly in the areas of mergers and acquisitions, restructuring and financing, enable him to assist in the effective management of the Company.

Garen W. Smith has served as a director of the Company since 2002. He has served as Vice President, Secretary and Treasurer of New Abundance Corp., a business consulting company, since 1997. Mr. Smith has served as a director of Phillips Manufacturing Company since November 2006. Mr. Smith also serves on the advisory board of Steel Warehouse Company, Inc. Mr. Smith is also currently the President of Grove Park Associates, a small, regional residential developer. Mr. Smith received his Bachelor of Science degree in Civil Engineering and his Masters of Engineering degree (Civil Engineering) from Penn State University.

The Board has determined that Mr. Smith’s years of experience and record of success in leadership positions in other manufacturing and industrial companies having attributes similar to the Company enable him to assist in the effective management of the Company.

Jeffrey A. Svoboda has served as a director of the Company since June 2011 and has been President and Chief Executive Officer of HNH Group, a wholly owned subsidiary of the Company, since August 2011, and President of Handy & Harman (“H&H”), since January 2008, and of Bairnco LLC (“Bairnco”), since January 2009, each of H&H and Bairnco being a wholly owned subsidiary of HNH Group. Mr. Svoboda has also served as a Senior Vice President of the Company since March 2009. Mr. Svoboda has previously served as a Group Executive and Corporate Vice President of Danaher Corporation from 2001 through 2007. From 1998 through 2001, he was with Fortune Brands as President of Moen Incorporated. Prior positions included Vice President of Manufacturing and Distribution for Black & Decker, General Manager of International Marketing and Sales for General Electric Appliances, and President of Electro Componentes de Mexico, an affiliate of General Electric.

The Board has determined that Mr. Svoboda’s familiarity with the Company and its operations and his experience with other global manufacturing and industrial companies having attributes similar to the Company, as well as over 30 years of international operations and commercial responsibility in both consumer and industrial products companies, enables him to assist in the effective management of the Company.

Required Vote and Board Recommendation

If a quorum is present, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seats of our Board. Stockholders do not have the right to cumulate their votes in the election of directors.

If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining if a quorum is present. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your shares with respect to the election of directors to our Board. Such abstentions and broker non votes will have no effect on the outcome of the election of directors to our Board, but such shares will be counted for purposes of establishing a quorum.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Director Independence

The Board has undertaken its annual review of director independence. During this review, the Board considered all transactions and relationships between each current director and nominee for director or any member of such person’s immediate family and the Company, and its subsidiaries and affiliates. The purpose of this review is to determine whether any relationship or transaction is considered a “material relationship” that would be inconsistent with a determination that a director is independent. In assessing the independence of our directors, our Board has reviewed and analyzed the standards for independence required under the NASDAQ Listing Rules, including NASDAQ Listing Rule 5605(a)(2), which includes a series of objective tests, such as that a director may not be our employee or officer, and that the director has not engaged in various types of business dealings with us. The Board affirmatively determined that, of our current directors and director nominees, Messrs. DeMarco, Frankfurt and Smith qualify as “independent” in accordance with the NASDAQ Listing Rules.

Under the NASDAQ Listing Rules, we have been considered a “controlled company” as a result of SPHG Holdings holding in excess of 50% of our outstanding voting power. As a “controlled company,” we are exempt from certain independence requirements under the NASDAQ Listing Rules, including that a majority of our directors be independent and that our Compensation Committee and Nominating Committee be comprised solely of independent directors.

Board Structure and Risk Oversight

Our Board believes that it is in the best interests of the Company to separate the roles of Chairman and Principal Executive Officer. The Board believes that freeing our Principal Executive Officer from this responsibility allows him to focus on the operations of our Company, while our Chairman is enabled to focus on the larger strategic interests of the Company.

Among the responsibilities that our Corporate Governance Guidelines place upon our Board is the oversight of the conduct of our business to evaluate whether it is being properly managed. Within this responsibility is the obligation to oversee risk management. The involvement of the full Board in setting the Company’s business strategy and objectives is integral to the Board’s assessment of our risk and also a determination of what constitutes an appropriate level of risk and how best to manage any such risk. The Board fulfills this responsibility by its regular updates from management, including our Principal Executive Officer and our Chief Financial Officer. Additionally, the Board delegates responsibility for certain aspects of risk management to its committees. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Compensation Committee has historically strived to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Company’s strategy and objectives. The Nominating Committee is responsible for overseeing the Company’s corporate governance and Corporate Governance Guidelines.

Annual Meeting Attendance

We strongly encourage directors to attend our annual meetings of stockholders. The Board endeavors to hold its Board and committee meetings on the same day as the annual meeting of stockholders to encourage director attendance. All of our directors except one attended our 2015 Annual Meeting of Stockholders held on May 28, 2015.

Meetings of the Board

During 2015, the Board met 6 times (including the 2015 Annual Meeting) and acted by unanimous written consent 12 times. Each director attended over 75% of the aggregate number of meetings of the Board and the meetings held by committees of the Board during the period such director served on the Board or applicable committee during 2015.

Committees of the Board

Standing committees of the Board consist of the Audit Committee, Compensation Committee and Nominating Committee. Each committee operates under a written charter approved by the Board. Each of the charters of the Audit Committee, Compensation Committee and Nominating Committee are available on our website at www.handyharman.com. Each of these charters also is available in print to any stockholder upon request.

Audit Committee.  The members of our Audit Committee are Patrick A. DeMarco, Robert Frankfurt and Garen W. Smith. Each of Messrs. DeMarco, Frankfurt and Smith is “independent” as defined by the rules of the NASDAQ Market and meet the financial literacy requirements of the NASDAQ Market. Our Board has determined that Mr. Frankfurt qualifies as an “audit committee financial expert,” under applicable SEC rules and meets the NASDAQ Market financial sophistication requirement of having past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such director’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Stockholders should understand that this designation is a disclosure requirement of the SEC related to the experience and understanding of Mr. Frankfurt with respect to certain accounting and auditing matters. The designation of “audit committee financial expert” does not impose upon Mr. Frankfurt any duties, obligations or liabilities that are greater than are generally imposed on any such director as a member of the Audit Committee and the Board, and a director’s designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of the other members of our Audit Committee or the Board.

The Audit Committee met 7 times during 2015 and acted by unanimous written consent 5 times. The Audit Committee assists the full Board in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and retention of our independent registered public accounting firm, which reports to the Audit Committee. In addition, any related-person transactions, excluding certain limited compensation matters involving one of our directors or executive officers, which are delegated to the Compensation Committee, must be reviewed and approved by the Audit Committee or another independent body of the Board.

Compensation Committee.  The members of our Compensation Committee are Patrick A. DeMarco, Robert Frankfurt and Garen W. Smith. Each of Messrs. DeMarco, Frankfurt and Smith is “independent” as defined by the rules of the NASDAQ Market. The Compensation Committee met 3 times during 2015 and acted by unanimous written consent 12 times.

For a summary of the functions of our Compensation Committee, see “Compensation Discussion and Analysis.”

Nominating Committee.  The members of our Nominating Committee are Patrick A. DeMarco, Robert Frankfurt and Garen W. Smith. Each of Messrs. DeMarco, Frankfurt and Smith is “independent” as defined by the rules of the NASDAQ Market. The Nominating Committee met 1 time during 2015 and acted by unanimous written consent 1 time.

The Nominating Committee is responsible for reviewing the qualifications of potential candidates for membership on our Board and recommending such candidates to the full Board. In addition, the Nominating Committee makes recommendations regarding the structure and composition of our Board and advises and makes recommendations to the full Board on matters concerning corporate governance.

Consideration of Director Nominees; New Nominees for Director

Director Qualifications. The goal of the Nominating Committee is to identify nominees who will contribute to our overall corporate goals and objectives. In making such evaluation, the Nominating Committee considers a nominee’s character, judgment, business experience, personal and professional background, areas of expertise and contribution to diversity of the Board in light of its then-current composition and the Nominating Committee’s assessment of the perceived needs of the Board. The Nominating Committee considers the qualifications of each potential nominee not only for their individual strengths, but also for the potential contribution to the Board as a group. In addition, the Nominating Committee considers the level of the candidate’s commitment to active participation as a director, both at board and committee meetings and otherwise. The Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. When appropriate, the Nominating Committee may retain executive recruitment firms to assist it in identifying suitable candidates. After its evaluation of potential nominees, the Nominating Committee submits its chosen nominees to the Board for approval.

Stockholder Nominees. The Nominating Committee will consider stockholder recommendations for director candidates. If a stockholder would like to recommend a director candidate for the 2017 Annual Meeting of Stockholders, the stockholder must deliver the recommendation to our Corporate Secretary at our principal executive offices no later than 90 days prior to and no earlier than 120 days prior to May 26, 2017, the date that is the one year anniversary of the Annual Meeting (the deadline for nominations for the 2017 Annual Meeting of Stockholders is between January 26, 2017 and February 25, 2017).  Notwithstanding the foregoing, if the 2017 Annual Meeting of Stockholders occurs on a date more than 30 days earlier or 60 days after the date that is the one year anniversary of the Annual Meeting, then notice by the stockholder to be timely for the 2017 Annual Meeting must be delivered no later than the later of the 90th day prior to the actual date of the 2017 Annual Meeting of Stockholders or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2017 Annual Meeting of Stockholders is first made by our Board.

Recommendations for candidates should be accompanied by personal information about the candidate, including a list of the candidate’s references, the candidate’s resume or curriculum vitae and the other information that would be required in the stockholder notice required by Section 1.11 of our bylaws. A stockholder recommending a candidate may be asked to submit additional information as determined by the Nominating Committee and as necessary to satisfy the rules of the SEC. If a stockholder’s recommendation is received within the time period set forth above and the stockholder has met the criteria set forth above, the Nominating Committee will evaluate such candidate, along with the other candidates being evaluated by the Nominating Committee, in accordance with the committee’s charter and corporate governance principles, and will apply the criteria described under “Consideration of Director Nominees; New Nominees for Director—Director Qualifications” above.

There have been no changes to the procedures by which our security holders may recommend nominees to our Board since the filing of our Definitive Proxy Statement on April 29, 2015 for our 2015 annual meeting of stockholders, which was held on May 28, 2015.

Communication with the Board

You may contact the Board by mail: Board of Directors, c/o Corporate Secretary, Handy & Harman Ltd., 1133 Westchester Avenue, Suite N222, White Plains, NY 10604. An employee will forward these emails and letters directly to the Board. We reserve the right not to forward to the Board any abusive, threatening or otherwise inappropriate materials.

Corporate Governance Principles

The Board serves as our ultimate decision-making body, except with respect to matters reserved for the decision of our stockholders. The Board has adopted Corporate Governance Guidelines to assist in the performance of its responsibilities. These principles are available on our website at www.handyharman.com under “Investor Relations – Corporate Governance.”

Code of Conduct

We maintain a Code of Business Conduct and Ethics, which incorporates our code of ethics that is applicable to all employees, including all officers, and our independent directors with regard to their HNH-related activities. The Code of Business Conduct and Ethics incorporates our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. It also incorporates our expectations of our employees that enable us to provide accurate and timely disclosure in our filings with the SEC, and other public communications. In addition, it incorporates our guidelines pertaining to topics such as non-discrimination; fair competition and conflicts of interest. The full text of the Code of Business Conduct and Ethics is published on our website under “Investor Relations – Corporate Governance” at www.handyharman.com. We will post any amendments to the Code of Business Conduct and Ethics, as well as any waivers that are required to be disclosed by the rules of the SEC on our website.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of our Common Stock as of the Record Date, by (a) each beneficial owner of 5% or more of our outstanding Common Stock known to us, (b) each of our directors and our director nominees, (c) each of our “named executive officers” and (d) all of our current directors and executive officers as a group.

The percentage of beneficial ownership for the table is based on 12,263,792 shares of our Common Stock outstanding as of the Record Date. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our Common Stock. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Handy & Harman Ltd., 1133 Westchester Avenue, Suite N222, White Plains, New York 10604.

The number of shares beneficially owned by each stockholder is determined under SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of Common Stock over which the stockholder has sole or shared voting or investment power and those shares of Common Stock that the stockholder has the right to acquire within 60 days after the Record Date, including through the exercise of an option or vesting of restricted stock. The “Percentage of Shares Outstanding” column treats as outstanding all shares underlying options that are exercisable within 60 days after the Record Date, or vesting of restricted stock held by the Directors and named executive officers individually and as a group, but not shares underlying equity awards that are exercisable by other stockholders.

Name of Beneficial Owner	Number of Shares	Percentage of Shares Outstanding
Directors and Named Executive Officers:
Warren G. Lichtenstein	302,412	2.5%
Patrick A. DeMarco (1)	12,801	Less than 1%
Robert Frankfurt (1)	23,289	Less than 1%
Jack L. Howard (2)	273,947	2.2%
James F. McCabe, Jr. (3)	41,755	Less than 1%
John H. McNamara, Jr. (1)	36,301	Less than 1%
Garen W. Smith (1)	15,216	Less than 1%
Jeffrey A. Svoboda (4)	103,858	Less than 1%
Directors, director nominees and executive officers as a group (8 persons)	809,579	6.6%
5% Stockholders:
SPH Group Holdings LLC (5) 590 Madison Avenue 32nd Floor New York, New York 10022	8,560,592	69.8%

(1)
Includes 3,068 unvested shares of restricted stock issued as of March 9, 2016 pursuant to the 2007 Plan (defined below), which currently have voting rights but do not vest until March 9, 2017 provided, however, that the Compensation Committee may accelerate vesting in its sole discretion when and in the event his status as a member of the Board of Directors has terminated by reason of his death, disability, voluntary resignation or termination by the Company without cause.

(2)
Includes 57,642 shares owned directly by EMH Howard, LLC (“EMH”) which may be deemed beneficially owned by Mr. Howard by virtue of his position as the managing member of EMH.  Mr. Howard disclaims beneficial ownership of the shares owned by EMH except to the extent of his pecuniary interest therein.

(3)
Includes (a) 1,301 unvested shares of restricted stock issued as of March 21, 2014 pursuant to the 2007 Plan, which currently have voting rights and will vest on March 21, 2017, (b) 551 unvested shares of restricted stock issued as of March 17, 2015 pursuant to the 2007 Plan, which currently have voting rights and will vest in approximately equal installments on each of March 17, 2017 and 2018, and (c) 3,448 unvested shares of restricted stock issued as of March 9, 2016 pursuant to the 2007 Plan, which currently have voting rights and will vest in approximately equal installments on each of March 9, 2017, 2018 and 2019.

(4)
Includes (a) 3,604 unvested shares of restricted stock issued as of March 21, 2014 pursuant to the 2007 Plan, which currently have voting rights and will vest on March 21, 2017 and (b) 1,445 unvested shares of restricted stock issued as of March 26, 2015 pursuant to the 2007 Plan, which currently have voting rights and will vest in approximately equal installments on each of March 26, 2017 and 2018.

(5)
Based upon Amendment No. 31 to the Schedule 13D filed on August 4, 2015, SPHG Holdings directly owns 8,560,592 shares of the Company's common stock.  SPH Group LLC (“SPHG”) is the sole member of SPHG Holdings and Steel Holdings owns 99% of the membership interests of SPHG. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Steel Holdings, SPHG and Steel Holdings GP disclaim beneficial ownership of the shares owned by SPHG Holdings except to the extent of their pecuniary interest therein.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

Any related-person transactions, excluding compensation (whether cash, equity or otherwise), which is delegated to the Compensation Committee, involving one of our directors or executive officers, must be reviewed and approved by the Audit Committee or another independent body of the Board. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction. Related persons include any of our directors or executive officers, certain of our stockholders and their immediate family members. To identify any related person transactions, each year, we require our directors and executive officers to complete questionnaires identifying any transactions with us in which the executive officer or director or their family members has an interest. In addition, the Board determines, on an annual basis, which members of our Board meet the definition of “independent” as defined in the NASDAQ Listing Rules, and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

The Audit Committee reviews all requests for reimbursement of expenses by Steel Holdings and its affiliates, excluding reimbursement of expenses incurred by SP Corporate Services LLC (“SP Corporate”) and SPH Services, Inc. (“SPH Services”) or their employees under the Management Services Agreement (defined below), which is subject to certain limitations approved by the Audit Committee. We maintain this policy since certain affiliates of SP Corporate and SPH Services hold positions with the Company and because of the scope and nature of the services provided by SP Corporate and SPH Services.

Certain Related Person Transactions

Management by Affiliates of Steel Holdings

As of the Record Date, SPHG Holdings beneficially owned 8,560,592 shares of the Company’s Common Stock, representing approximately 69.8% of our outstanding shares of Common Stock. The power to vote and dispose of the securities held by SPHG Holdings is controlled by Steel Holdings GP. Warren G. Lichtenstein, our Chairman of the Board, is also the Executive Chairman of Steel Holdings GP. Jack L. Howard, our Principal Executive Officer and Vice Chairman, John H. McNamara, Jr., a director, James F. McCabe, Jr., our Chief Financial Officer and a Senior Vice President, and Jeffrey Svoboda, a Senior Vice President of the Company and President and Chief Executive Officer of HNH Group, are also affiliates of Steel Holdings GP.

Management Services Agreement

On January 1, 2012, we entered into a Management Services Agreement (as amended, the “Management Services Agreement”) with SP Corporate, pursuant to which SP Corporate provided us with continued executive and corporate services. The Management Services Agreement was amended and restated effective February 23, 2016 to have SPH Services furnish the services to the Company and to make certain other changes. Both SP Corporate and SPH Services are affiliates of SPHG Holdings. Warren G. Lichtenstein is the Chief Executive Officer of SP Corporate and SPH Services, James F. McCabe, Jr. is President of SP Corporate and the President and Chief Financial Officer of SPH Services, and Jack Howard is Senior Vice President of SP Corporate and SPH Services. Under the Management Services Agreement, SP Corporate furnished and, effective as of February 23, 2016, SPH Services furnishes the services of Jack L. Howard as our Principal Executive Officer, James F. McCabe, Jr. as our Chief Financial Officer and Senior Vice President, and Jeffrey Svoboda as our Senior Vice President and the President and Chief Executive Officer of HNH Group. Additionally, SPH Services has agreed to furnish to us personnel to perform additional services, which include, without limitation:

•	legal, tax, accounting, treasury, environmental health and safety, human resources, marketing, operating group management, and investor relations;

•	additional executive services;

•	international business services; and

•	preparation of our reports for filing with the SEC.

Performance of services under the Management Services Agreement by SPH Services and its personnel are subject to the oversight of our Audit Committee, and the authority of SPH Services and its personnel to incur any obligation or enter into any transaction is subject to the prior approval of the Audit Committee or a prior written delegation of authority of the Audit Committee delivered to SPH Services.

Messrs. Howard, McCabe, and Svoboda, as well as the persons that will render the above functions to the Company are made available to us on a non-exclusive basis. However, pursuant to the terms of the Management Services Agreement, all such persons are required to devote such time and effort as is reasonably necessary to fulfill the statutory and fiduciary duties applicable to them in performing such services.

On May 3, 2015, the Management Services Agreement was modified to clarify the services to be provided and to adjust the annual fee in consideration of such services from $8.9 million to $10.6 million. Additionally, we reimburse SPH Services for all expenses incurred on our behalf in connection with the performance of the services under the Management Services Agreement. During 2015, we reimbursed SP Corporate and its affiliates an aggregate of approximately $0.7 million for business expenses incurred on our behalf pursuant to the Management Services Agreement. Effective February 23, 2016, SP Corporate assigned its rights and responsibilities under the Management Services Agreement to its parent company, SPH Services, and the Company and SPH Services entered into an Amended and Restated Management Services Agreement to have SPH Services furnish the services to be provided pursuant to the Management Services Agreement and to make certain other changes. The Management Services Agreement provides that we are to indemnify and hold harmless SPH Services and its affiliates and employees from any claims or liabilities by a third party in connection with activities or the rendering of services under the Management Services Agreement.

The Management Services Agreement continues through December 31, 2016 and shall renew for successive one year periods, unless and until terminated in accordance with the terms set forth therein. Upon any such termination, a reserve fund will be established by the Company for the payment of expenses incurred by or due to SPH Services that are attributable to the services provided to the Company.

Our Audit Committee approved the entry into the Management Services Agreement. The Audit Committee concluded that the engagement of SP Corporate and SPH Services provides a cost effective solution to the Company for obtaining executive and other necessary services. The services provided under the Management Services Agreement were formerly provided by employees of the Company. In negotiating and approving the Management Services Agreement, our Audit Committee, consisting of our “independent” directors as defined by the rules of the NASDAQ Market, considered such issues as the scope of the services to be provided by SP Corporate and SPH Services to the Company, the pricing of any arrangement with SP Corporate and SPH Services and the limits of authority for the outsourced personnel.

Equity Grants

During 2015, we awarded 26,607 shares of restricted stock in the aggregate to persons who provided services to us under the Management Services Agreement. This amount includes awards of 18,305, 823, and 2,156 shares of restricted stock to Messrs. Howard, McCabe, and Svoboda, respectively. Our Compensation Committee approved these awards after taking into account the recommendation of SP Corporate.

JPS Acquisition

Effective July 2, 2015, HNH Group completed the acquisition of JPS Industries, Inc. (“JPS”). In connection with the acquisition, on July 31, 2015, we issued to HNH Group 1,429,407 shares of our Common Stock, and HNH Group then exchanged those shares of our Common Stock for all shares of JPS common stock held by SPHG Holdings, a subsidiary of Steel Holdings.

Mutual Securities

Mutual Securities, Inc. is the custodian for the majority of the Company's holdings in ModusLink common stock. Jack L. Howard, our Principal Executive Officer and Vice Chairman of the Board, is a registered principal of Mutual Securities, Inc.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis section discusses our executive compensation philosophy, decisions and practices for 2015. As set forth in the Summary Compensation Table below, our named executive officers for 2015 were Jack L. Howard, Vice Chairman and Principal Executive Officer, James F. McCabe, Jr., Chief Financial Officer and Senior Vice President, and Jeffrey A. Svoboda, Senior Vice President of the Company and President and Chief Executive Officer of HNH Group.  Messrs. Howard and Svoboda also serve as directors, and their biographical information is included in Proposal 1 - Election of Directors.

James F. McCabe, Jr. (age 53) has been Senior Vice President of the Company and H&H since March 2007, and Chief Financial Officer of the Company since August 2008, and holds similar positions in substantially all of the Company's subsidiaries. Mr. McCabe has served as the Chief Financial Officer of Steel Excel since May 2013. In addition, since October 2011, Mr. McCabe has served as the Chief Financial Officer of the general partner of Steel Holdings and as an officer of certain of its affiliates. Mr. McCabe has been the Chief Financial Officer of SPH Services, a subsidiary of Steel Holdings and the parent of SP Corporate, since October 2011 and President since January 2012. He has been the President of SP Corporate, a subsidiary of Steel Holdings, since January 2012. See “Transactions With Related Persons” above. From July 2004 to February 2007, Mr. McCabe served as Vice President of Finance and Treasurer, Northeast Region, of American Water Works Company, a public water utility. From August 1991 to September 2003, he was with Teleflex Incorporated, a NYSE-listed diversified global industrial company, where he served in senior management positions including President of Teleflex Aerospace, President of Sermatech International, Chief Operating Officer of Sermatech International, President of Airfoil Technologies International and Chief Financial Officer of Teleflex Aerospace.

On January 1, 2012, we entered into the Management Services Agreement with SP Corporate, an affiliate of SPHG Holdings, which owns approximately 69.8% of our outstanding shares of Common Stock as of the Record Date. Pursuant to the Management Services Agreement, as amended, SP Corporate provided us with the services of Jack L. Howard as our Principal Executive Officer, James F. McCabe, Jr. as our Chief Financial Officer and Senior Vice President, and, effective as of May 3, 2015, Jeffrey Svoboda, as our Senior Vice President and President and Chief Executive Officer of HNH Group, and certain other employees and corporate services, including, without limitation, legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, environmental health and safety, human resources, marketing, operating group management, investor relations and other similar services.

The Management Services Agreement was amended and restated effective February 23, 2016 to have SPH Services, a wholly owned subsidiary of Steel Holdings, furnish the services to the Company and to make certain other changes. On May 3, 2015, in connection with an amendment to the Management Services Agreement, Mr. Svoboda’s employment was transferred from the Company to Steel Partners, which assumed the cost of compensating Mr. Svoboda and providing applicable benefits. Prior to May 3, 2015, the terms and conditions of Mr. Svoboda's service as Senior Vice President of the Company and President and Chief Executive Officer of HNH Group were governed by an employment agreement between Mr. Svoboda and the Company, and Mr. Svoboda's total compensation, including his base salary, was reviewed and approved annually by the Compensation Committee.

Notwithstanding the Management Services Agreement, we may elect to provide equity based compensation to our executive officers, key employees and other senior SPH Services personnel providing services to us. We expect that we will make awards to provide equity based compensation after taking into account recommendations of SPH Services. During March 2015, after considering the recommendation of SP Corporate, we awarded 18,305 shares of restricted stock to Mr. Howard and 823 shares of restricted stock to Mr. McCabe.

The discussion that follows in this Compensation Discussion and Analysis relates only to the compensation policies, philosophies and decision making process for Mr. Svoboda through May 3, 2015, except with respect to certain discretionary equity compensation awards that have been made to all named executive officers, as the compensation of the Company's other named executive officers was provided by SP Corporate pursuant to the Management Services Agreement. A description of the terms of the Management Services Agreement is set forth under the heading “Transactions with Related Persons-Certain Related Person Transactions.”

Compensation Philosophy

The goal of the Company's compensation program for Mr. Svoboda was to build long-term value for the Company's stockholders. In furtherance of this goal, the Compensation Committee developed an executive compensation program designed to: (i) attract and retain a quality executive with the leadership skills, attributes and experience necessary to succeed in an enterprise with the Company's diverse product offerings and global reach; (ii) link compensation to the achievement of both Company and individual performance goals; and (iii) balance Mr. Svoboda's motivation to achieve near-term corporate goals with consistent performance over the long-term, which the Company believed best correlates with the creation of long-term stockholder value.

Elements of Executive Compensation and How Each Relates to Overall Compensation Objectives

To achieve the above objectives, the Compensation Committee developed a compensation program that included:

•	Base salary;

•	Cash bonuses;

•	Equity compensation; and

•	Retirement, health and other benefits.

The elements were intended to reward Mr. Svoboda for building long-term stockholder value and achieving specified annual goals for personal and company-wide performance.

Base compensation.  Base salary payable to Mr. Svoboda was reviewed and approved annually by the Compensation Committee in accordance with the terms of his employment agreement with the Company. The payment of base salary was intended to recognize particularly the experience, skills, knowledge and responsibility required of Mr. Svoboda.

Cash bonuses.  Cash bonuses were payable to Mr. Svoboda and other members of the Company' senior management team pursuant to the terms of bonus plans adopted annually by the Compensation Committee, effective each of January 1, 2013, 2014 and 2015 (the “Bonus Plans”). The Bonus Plans include two components. The first component is a Short Term Incentive Plan (“STIP”) and the second component is a Long Term Incentive Plan (“LTIP”).  The structure of the Bonus Plans is designed to provide short-term incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer term growth goals.

Equity compensation.  Equity compensation, in the form of restricted stock, is awarded from time to time to the Company's named executive officers, including the officers who serve pursuant to the Management Services Agreement, pursuant to the Company's 2007 Incentive Stock Plan (as amended, the “2007 Plan”). The primary purpose of awarding equity compensation is to align the financial interest of all of our named executive officers with those of our stockholders. The Compensation Committee believes that awards of equity compensation achieve this goal because the named executive officers realize additional value from such awards on the same basis as our stockholders. Moreover, because the restricted stock granted to the Company's named executive officers requires vesting, such rewards promote loyalty to the Company and recipients are further incentivized to focus on the long-term creation of value for stockholders.

Retirement; heath and other benefits.  Through May 3, 2015, the Company provided payments for life insurance, car allowance and 401(k) matching contributions to Mr. Svoboda pursuant to his employment agreement with the Company as an additional incentive to retain his employment.

Compensation Consultant

The Compensation Committee engaged The Hay Group to assist it in reviewing and determining appropriate, competitive compensation for Mr. Svoboda and other senior employees of the Company whose services were not being provided by the Management Services Agreement. The Compensation Committee has engaged The Hay Group since 2006 and believes The Hay Group's familiarity with the Company and its compensation policies allows The Hay Group to provide more meaningful insights to the Compensation Committee. The Hay Group also reviewed the design and competitiveness of the Company's non-employee director compensation program. The Hay Group has continued  to provide to the Company, at its request, benchmarking, best practices and other data relevant to our compensation programs and changes thereto. In 2015, The Hay Group did not provide any other services to the Company.

The Compensation Committee determined that the work of The Hay Group did not raise any conflicts of interest in 2015. In making this assessment, the Compensation Committee considered the independence factors enumerated in new Rule 10C-1(b) under the Exchange Act, including the fact that The Hay Group does not provide any other services to the Company, the level of fees received from the Company as a percentage of The Hay Group's total revenue, policies and procedures employed by The Hay Group to prevent conflicts of interest, and whether the individual The Hay Group advisers to the Compensation Committee own any stock of the Company or have any business or personal relationships with members of the Compensation Committee or our executive officers.

The Hay Group provides management and the Compensation Committee with external benchmarking data to establish competitive total compensation pay practices for each senior position not provided under the Management Services Agreement. To generate this benchmarking data, The Hay Group utilizes broad market surveys of companies of our size and operating in similar geographic areas, but has not developed a specific peer group of companies that it reviews. The Compensation Committee evaluates our executives' compensation on an annual basis and makes changes accordingly. The Compensation Committee also takes into consideration current economic conditions and the Company's financial projections, as well as The Hay Group's data, for each position being reviewed, of the 50th percentile of compensation for each such position across the companies represented in its surveys.

Although substantial portions of the Company's compensation program are performance-based, the Compensation Committee does not believe that the risks arising from the Company's compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company. In making this determination, the Company's Vice President of Human Resources (the "VP of HR") and the Compensation Committee evaluated the risk profile of the Company's compensation programs and policies. In performing this evaluation, the VP of HR and the Compensation Committee looked at each element of compensation and the associated risks and mitigating factors for each element of compensation. Specifically, the evaluation included the mix of short-term and long-term incentive compensation, extended vesting periods for long-term equity awards, the mix of corporate and specific business unit measures used in assessing performance, the use of multiple performance review criteria, the Compensation Committee's discretion in making individual awards and caps on individual compensation awards.

Role of Executives in Establishing Compensation

Mr. Svoboda, our Chairman and Vice Chairman, other members of management (particularly the VP of HR), and Compensation Committee members regularly discuss the Company's compensation issues and the performance and retention of its named executive officers. Mr. Svoboda with the assistance of the VP of HR typically recommends to the Compensation Committee for its review, modification and approval the annual base salary, bonus and equity awards (if any) for the other members of the management team, other than for himself. Through May 3, 2015, the VP of HR typically presented the recommendation to the Compensation Committee for compensation for Mr. Svoboda.

Certain members of the executive management team, including Mr. Svoboda, and other employees regularly attend portions of Compensation Committee meetings in order to provide information and recommendations to the Compensation Committee as requested, although the Compensation Committee meets in executive session with only Compensation Committee members present when it deems appropriate.

Factors Considered in Determining the Amount of Each Element of Compensation

Through May 3, 2015, the level of Mr. Svoboda's overall compensation was reviewed by the Compensation Committee not less than annually. The factors considered in determining Mr. Svoboda's base pay included those related both to overall performance of the Company and the individual performance of Mr. Svoboda. In determining annual base salary levels, consideration was also given to comparable compensation data provided by The Hay Group, as described above, for individuals holding similarly responsible positions at other companies. The determination of cash bonuses amounts was based on the achievement of certain predetermined metrics set forth in the Bonus Plans and described in more detail below in “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

The timing, amount and form of equity compensation awards are determined by the Compensation Committee in consultation with key officers of the Company and other members of the Board. The Compensation Committee does not have a formal policy with respect to the timing and amount of equity compensation grants. Rather, in determining whether to approve equity compensation awards and the amount of such award, the Compensation Committee considers a number of factors, including the recipient's position, contribution to the Company's growth and profitability, length of service, prior equity-based compensation awards and shares of the Company's stock owned, as well as the overall performance of the Company.

Potential Payments Upon Termination or a Change in Control

Pursuant to the employment agreement the Company had with Mr. Svoboda, through May 3, 2015, the Company was required to make certain severance payments to Mr. Svoboda in the event the Company terminated Mr. Svoboda's employment agreement without cause or gave notice not to extend the term of the employment agreement. Mr. Svoboda would also have received the severance compensation if he terminated his employment agreement due to the material diminution of duties or if the Company relocated more than 50 miles from White Plains, NY, as more specifically described in the employment agreement. The Company believed that agreeing to such terms in the employment agreement with Mr. Svoboda was necessary to maintain the level of trust, loyalty and commitment it believed was required to achieve the Company's long-term goals. Mr. Svoboda’s employment agreement with the Company was assigned to Steel Partners effective May 3, 2015.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by the Company's named executive officers during the fiscal years ended December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		All Other Compensation ($)		Total Compensation ($)
(a)	(b)	(c)		(d)	(e)		(i)		(j)
Jack. L. Howard	2015	(2)		-	778,878	(3)	778,875	(4)	1,557,753
Principal Executive Officer	2014	(2)		-	1,557,750		-		1,557,750
	2013	(2)		-	1,153,500		-		1,153,500
Jeffrey A. Svoboda	2015	211,829	(2)	-	91,738	(5)	105,152	(6)	408,719	(7)
Senior Vice President of	2014	593,744		392,345	220,162		25,044	(8)	1,231,295
HNH and President and Chief Executive Officer of HNH Group	2013	576,450		375,269	165,466		25,044	(8)	1,142,229
James F. McCabe, Jr.	2015	(2)		-	35,019		35,010	(4)	70,029
Chief Financial Officer	2014	(2)		-	79,487		-		79,487
and Senior Vice President	2013	(2)		-	59,739		-		59,739
_______________

(1)
This column represents the grant date fair value of equity awards calculated in accordance with FASB ASC Topic 718. See Note 15 to our audited consolidated financial statements in our Annual Report for details as to the assumptions used to determine the fair value of the awards.

(2)
In 2015, 2014 and 2013, Messrs. Howard and McCabe and, beginning in May 3, 2015, Mr. Svoboda, did not receive any salary from the Company as their services were provided to the Company pursuant to the Management Services Agreement. The Management Services Agreement provides that the Company will pay SPH Services a fixed annual fee of approximately $10.6 million, subject to annual adjustment.  See “Transactions With Related Persons” above.

(3)	Equity awards granted to Mr. Howard who is a director and which are also reflected in “Director Compensation” below.

(4)	Cash award in lieu of restricted stock grant.

(5)	Equity awards granted to Mr. Svoboda who is a director and which are also reflected in “Director Compensation” below.

(6)	Includes a cash award in lieu of restricted stock grant and payments for life insurance, car allowance, and 401(k) matching payments.

(7)	Compensation through May 3, 2015, at which time Mr. Svoboda’s employment was transferred to Steel Partners.

(8)	Includes payments for life insurance, car allowance, and 401(k) matching payments.

Grant of Plan-Based Awards

The following table shows all plan-based awards granted to the Company's named executive officers during 2015. For additional information regarding incentive plan awards, see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” below.

Name	Grant Date	Estimated Possible/Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible/Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Jack L. Howard	March 17, 2015	—	—	—	—	—	—	18,305 (1)	778,878
Jeffrey A. Svoboda	March 26, 2015	—	— (2)	—	—	—	—	2,156 (1)	91,738
James F. McCabe, Jr.	March 17, 2015	—	—	—	—	—	—	823	35,019
_______________
(1)	Equity awards granted to Messrs. Howard and Svoboda who are directors and which are also reflected in “Director Compensation” below.

(2)
On May 3, 2015 Mr. Svoboda’s employment was transferred from the Company to Steel Partners, which paid any applicable award to Mr. Svoboda for 2015. Prior to such transfer Mr. Svoboda’s target amount had been $428,089.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The compensation paid to the named executive officers during the fiscal years ended December 31, 2015, 2014 and 2013 included salaries, bonus and equity compensation. In addition, through May 3, 2015, Mr. Svoboda was eligible to receive contributions to his 401(k) plan under our matching contribution program.

Base Compensation.  In January 2012, the Company entered into the Management Services Agreement pursuant to which SP Corporate agreed to provide the Company with the continued services of Glen M. Kassan, as the Company's Chief Executive Officer, and James F. McCabe, Jr., as the Company's Chief Financial Officer, and certain other employees and corporate services. In connection with the Management Services Agreement, the Company also transferred to SP Corporate the employment of 37 employees of the Company and its subsidiaries, including Mr. McCabe and certain other officers of the Company. Currently, all of the named executive officers serve pursuant to the Management Services Agreement. Following Mr. Kassan's retirement, Jack L. Howard was named Principal Executive Officer under the Management Services Agreement. During the term of the Management Services Agreement, the Company is not responsible for compensating or providing applicable employment benefits to any officers or other personnel provided thereunder. See “Transactions With Related Persons.”

The Company paid Mr. Svoboda’s salary through May 3, 2015, at which time Mr. Svoboda’s employment was transferred from the Company to Steel Partners, which paid any applicable award to Mr. Svoboda for 2015. In 2014 and 2013, salaries and bonuses accounted for 49.4% and 32.4% of total compensation, respectively, for Mr. Svoboda. See “Employment Agreements” below.

On May 3, 2015, in connection with an amendment to the Management Services Agreement, Mr. Svoboda’s employment was transferred from the Company to Steel Partners, which assumed the cost of compensating Mr. Svoboda and providing applicable benefits. Therefore, his STIP bonus awarded for 2015, which was awarded and paid by Steel Partners in 2016, is not included in the table above. Mr. Svoboda received STIP bonuses of $392,345 and $375,269 in 2014 and 2013, respectively. Such bonuses represent 94.4% and 97.2%, respectively, of the STIP potential amount each year.

Effective each of March 17 and March 26, 2015, March 21, 2014, March 19 and March 22, 2013, the Compensation Committee approved the grant of restricted stock awards under the 2007 Plan, to certain executive officers, including grants in 2015 of 18,305 shares to Mr. Howard, 2,156 shares to Mr. Svoboda and 823 shares to Mr. McCabe, grants in 2014 of 75,000 shares to Mr. Howard, 10,600 shares to Mr. Svoboda and 3,827 shares to Mr. McCabe, and grants in 2013 of 75,000 shares to Mr. Howard, 10,600 shares to Mr. Svoboda and 3,827 shares to Mr. McCabe. The grants made to Mr. Svoboda in 2014 and 2013 constituted the entire LTIP component of the 2014 and 2013 Bonus Plans for Mr. Svoboda. The restricted stock grants awarded to Mr. Svoboda and Mr. McCabe vest over three years in approximately equal installments on each anniversary of the date of grant. The restricted stock grants awarded to Mr. Howard vest in one year, on the anniversary date of the grant.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning unexercised options and unvested shares of restricted stock held by each named executive officer as of December 31, 2015. The market values of the restricted stock reported in this table are calculated based on the closing market price of the Company's common stock on the NASDAQ Capital Market on December 31, 2015, which was $20.51 per share.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
(a)	(b)	(e)	(f)	(g)		(h)
Jack L. Howard(1)	-	-	-	18,305	(2)	375,436
Jeffrey A. Svoboda(1)	10,000	90	January 28, 2016	-		-
	-	-	-	3,604	(3)	73,918
	-	-	-	7,102	(4)	145,662
	-	-	-	2,156	(5)	44,220
James F. McCabe, Jr.	-	-	-	1,301	(3)	26,684
	-	-	-	2,564	(4)	52,588
	-	-	-	823	(6)	16,880
_____________
(1)	Equity awards granted to Messrs. Howard and Svoboda who are directors and which are also reflected in “Director Compensation” below.

(2)	Restricted shares granted as of March 17, 2015, which vested on March 17, 2016.

(3)	Restricted shares granted as of March 19, 2013, which vested on March 19, 2016.

(4)	Restricted shares granted as of March 21, 2014, which vested or vest in approximately equal installments on each of March 21, 2016 and 2017.

(5)	Restricted shares granted as of March 26, 2015, which vested or vest in approximately equal installments on each of March 26, 2016, 2017 and 2018.

(6)	Restricted shares granted as of March 17, 2015, which vested or vest in approximately equal installments on each of March 17, 2016, 2017 and 2018.

Option Exercises and Stock Vested

The following table sets forth information regarding the vesting of restricted stock awards held by each of the named executive officers during 2015, on an aggregate basis. The value realized on the vesting of restricted stock awards is calculated based on the closing market price of the Company's common stock as reported on the NASDAQ Capital Market on the applicable vesting dates of the restricted stock awards.

	Stock Awards
Name	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
Jack L. Howard (1)	75,000	$3,142,500
Jeffrey A. Svoboda (1)	30,796	$1,290,143
James F. McCabe, Jr.	7,626	$305,768
_____________
(1)	Equity awards granted to Messrs. Howard and Svoboda who are directors and which are also reflected in “Director Compensation” below.

Employment Agreements

Jeffrey A. Svoboda. Effective January 28, 2008, Jeffrey A. Svoboda entered into an employment agreement, pursuant to which Mr. Svoboda agreed to become the President and Chief Executive Officer of H&H. Mr. Svoboda was also appointed by the Board to serve as the President and Chief Executive Officer of Bairnco, effective January 2009, and as a Senior Vice President of the Company, effective March 2009, and President and Chief Executive Officer of HNH Group, effective August 2011. His employment agreement provided for an initial two-year term, which automatically extended for successive one-year periods unless earlier terminated pursuant to its terms. The employment agreement also provided to Mr. Svoboda, among other things, (i) an annual salary of $500,000, (ii) an annual bonus with a target of 100% of base salary under the Company's STIP and LTIP (as base salary is defined in his employment agreement); (iii) a grant of 100,000 options to purchase shares of the Company's common stock pursuant to the terms and conditions of the 2007 Plan at an exercise price equal to $9.00; and (iv) other benefits. Effective November 24, 2008, the outstanding option to purchase shares of the Company's common stock granted pursuant to Mr. Svoboda's employment agreement was adjusted pursuant to the 2007 Plan to reflect a 1-for-10 reverse split of the Company's common stock effected November 2008 (the “Reverse Stock Split”) by reducing the number of shares issuable thereunder to 10,000 and by increasing the exercise price of such option to $90.00 per share. Effective January 4, 2009, we amended our employment agreement with Mr. Svoboda to permit the reduction of the annual salary payable thereunder by 5% in accordance with the company-wide salary reductions.  Certain technical amendments were also made to Mr. Svoboda's employment agreement, effective January 1, 2009, for the purpose of bringing the severance payment provisions of the employment agreement into compliance with the applicable provisions of Section 409A of the Internal Revenue Code and the regulations and interpretive guidance issued thereunder (“Section 409A”). Mr. Svoboda’s employment agreement with the Company was assigned to Steel Partners effective May 3, 2015. The options to purchase shares expired January 28, 2016.

See “Potential Payments Upon Termination or a Change in Control” for further discussion on termination, retirement and change in control provisions of the employment agreement.

James F. McCabe, Jr.  Mr. McCabe's former employment agreement with the Company was assigned to SP Corporate effective January 1, 2012.

Potential Payments Upon Termination or a Change in Control

Jeffrey A. Svoboda.  Prior to May 3, 2015, in the event that the Company terminated Mr. Svoboda's employment agreement without cause or gave notice not to extend the term of the employment agreement, the Company would have paid to Mr. Svoboda, as aggregate compensation, (i) a lump-sum cash payment equal to the greater of the balance of his base salary due for the remaining term of his contract (as base salary is defined in his employment agreement) or one (1) year of the greater of his then current annual base salary or of his base salary as of December 31, 2008, (ii) the continuation of certain health-related benefits and (iii) a bonus payment equal to the cash portion of the most recent bonus paid to Mr. Svoboda.  Mr. Svoboda would also have received the same compensation set forth in the preceding sentence if he had terminated the employment agreement due to a material diminution of duties or the Company relocated more than 50 miles from White Plains, NY, as more specifically described in the employment agreement. Mr. Svoboda’s employment agreement with the Company was assigned to Steel Partners effective May 3, 2015.

Risk Assessment of the Company's Compensation Policies

The Company's compensation programs are discretionary, balanced and focused on the long term. Goals and objectives of the Company's compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. The Company's approach to compensation practices and policies applicable to employees throughout the Company is consistent with that followed for its executives and, accordingly, the Company believes that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

The following table sets forth information with respect to compensation earned by or awarded to each director who served on the Board during 2015.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
(a)	(b)	(c)	(h)
Patrick A. DeMarco	128,155	31,189	159,344
Robert Frankfurt	131,655	31,189	162,844
Jack L. Howard	824,875	778,878	1,603,753
Glen M. Kassan(5)	48,988	31,189	80,177
Warren G. Lichtenstein	874,875	778,878	1,653,753
John H. McNamara, Jr.	78,655	31,189	109,844
Garen W. Smith (3)	128,655	31,189	159,844
Jeffrey A. Svoboda (4)	91,733	91,738	183,471
__________________
(1)	In 2015 directors received both stock and cash awards. Includes board fees and cash award.
(2)
Represents the grant date fair value of the award calculated in accordance with FASB ASC Topic 718.  See Note 15 to our audited consolidated financial statements in our Annual Report for details as to the assumptions used to determine the fair value of the awards. As of December 31, 2015, each director of the Company held the following number of unvested shares of restricted stock granted pursuant to the 2007 Plan:

Name	Shares
Patrick A. DeMarco	733
Robert Frankfurt	733
Jack L. Howard	18,305
Glen M. Kassan(5)	733
Warren G. Lichtenstein	18,305
John H. McNamara, Jr.	733
Garen W. Smith	733
Jeffrey A. Svoboda(4)	12,862

(3)
In addition, Mr. Smith and his wife also receive medical benefits pursuant to an agreement entered into as of June 19, 2002 by and between the Company, Unimast and Mr. Smith in connection with the sale by the Company of Unimast, its then wholly-owned subsidiary, and the termination of Mr. Smith's employment as President and Chief Executive Officer of Unimast.

(4)	Mr. Svoboda was granted stock awards in his capacity as an officer and not as a director.

(5)
Reflects compensation paid to Mr. Kassan for his services as a director through May 28, 2015.  Effective as of the Company’s 2015 Annual Meeting of Stockholders held on May 28, 2015, Mr. Kassan is no longer a director of the Company.

Effective January 1, 2012, the Board adopted the following compensation schedule for non-employee directors:

Annual Retainer for Independent Directors (1)	$60,000
Annual Retainer for Chairman	$90,000
Board Meeting Fee	$1,500
Annual Retainer for Audit Committee Members	$7,500
Annual Retainer for Audit Committee Chair	$10,000
Audit Committee Meeting Fee	$1,000
Annual Retainer for Compensation Committee Members	$6,000
Annual Retainer for Compensation Committee Chair	$6,500
Compensation Committee Meeting Fee	$1,000
Annual Retainer for Nominating Committee Members	$5,000
Annual Retainer for Nominating Committee Chair	$6,000
Nominating Committee Meeting Fee	$1,000
Special Committee Meeting Fee	$1,000
__________________
(1)	The annual retainer for Messrs. Howard and McNamara is $40,000. No annual retainer is currently payable to Mr. Svoboda.

Shares granted to our directors in 2015 vest entirely in March 2016, with the exception of grants to Mr. Svoboda, whose shares vest in three approximately equal installments beginning on the first anniversary of the date of grant.

On July 6, 2007, the Compensation Committee adopted a compensatory arrangement (the “Arrangement”) for Warren G. Lichtenstein, the Chairman of the Board of the Company and Executive Chairman of Steel Partners, the manager of SPII and Steel Holding, to provide an incentive for Mr. Lichtenstein. The Arrangement provided, among other things, for Mr. Lichtenstein to receive a bonus equal to 10,000 multiplied by the difference of the market value of the Company's stock price and $90.00, as adjusted pursuant to the terms of the 2007 Plan to reflect the Reverse Stock Split. The Arrangement was not based on specified targets or objectives other than the Company's stock price. The bonus was payable immediately upon the sending of a notice by Mr. Lichtenstein. Effective January 1, 2009, certain technical amendments were made to the Arrangement for the purpose of bringing the Arrangement into compliance with the applicable provisions of Section 409A. The Arrangement terminated July 6, 2015.

Compensation Committee Report

The members of the Compensation Committee noted below have reviewed and discussed the Compensation Discussion and Analysis section set forth above with management and, based on such review and discussion, the members of the Compensation Committee noted below recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Patrick A. DeMarco
Robert Frankfurt
Garen W. Smith

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Patrick A. DeMarco, Robert Frankfurt and Garen W. Smith. None of the members of our Compensation Committee during 2015 served as an officer or employee of HNH or was formerly an officer of HNH. None of our executive officers during 2015 served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board or Compensation Committee.

PROPOSAL NO. 2:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our executive officers.

As described in detail in the section entitled, “Executive Compensation—Compensation Discussion and Analysis” beginning on page 16, pursuant to the Management Services Agreement SPH Services provides us with the services of all of our named executive officers and we pay SPH Services directly for such services. Pursuant to the terms of the Management Services Agreement, SPH Services is responsible for compensating all of our executive officers, including our named executive officers. However, we may elect to provide equity compensation to our executive officers, but expect to do so after taking into account the recommendations of SPH Services.

The Board recommends that stockholders approve the compensation of the Company’s named executive officers as described in this Proxy Statement by approving the following advisory resolution:

RESOLVED, that the stockholders of Handy & Harman Ltd. (the “Company”) approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis and disclosed in the Summary Compensation Table and related compensation tables as set forth in this Proxy Statement.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting, at which a quorum is present, either in person or by proxy, is required to approve the compensation of our named executive officers on a non-binding, advisory basis. If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your uninstructed shares on this proposal. Such abstentions and broker non-votes will have no effect on the outcome of this proposal. As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
THE COMPANY’S EXECUTIVE COMPENSATION.

Report of the Audit Committee

The following is the Report of the Audit Committee with respect to our audited financial statements for 2015.

The Audit Committee’s purpose is, among other things, to assist our Board in its oversight of its financial accounting, reporting and controls. Our Board has determined that each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and each is an “independent” director within the meaning of the listing standards of the NASDAQ Market. The Audit Committee operates under a written charter.

Our management is responsible for the preparation, presentation and integrity of our financial statements, including setting the accounting and financial reporting principles and designing our system of internal control over financial reporting. Our independent registered public accounting firm, BDO USA, LLP (“BDO”), is responsible for performing an independent audit of our consolidated financial statements and for expressing opinions on the conformity of our audited financial statements to generally accepted accounting principles and on the effectiveness of our internal control over financial reporting based on their audit. The Audit Committee oversees these processes, although members of the Audit Committee are not engaged in the practice of auditing or accounting, and their functions are not intended to duplicate or to certify the activities of management or BDO.

The Audit Committee has reviewed and discussed our audited consolidated financial statements for 2015 with management and BDO. The Audit Committee met with BDO, with and without management present, to discuss the results of its examinations, its evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

The Audit Committee has also received from, and discussed with, BDO the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from BDO required by the Public Company Accounting Oversight Board. The Audit Committee has discussed with BDO the communications concerning independence and that firm’s independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and its charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report.

The preceding report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any of our filings.

THE AUDIT COMMITTEE

Patrick A. DeMarco
Robert Frankfurt
Garen W. Smith

INDEPENDENT ACCOUNTING FIRM FEES

Fees Paid to BDO

The following table presents information regarding the fees estimated and billed by BDO for the 2015 and 2014 fiscal years.

Nature of Services	2015 Fiscal Year	2014 Fiscal Year
Audit Fees	$1,393,432	$1,314,620
Audit-Related Fees	$28,000	$20,970
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$1,421,432	$1,335,590

Audit Fees. This category includes professional services rendered for the audit of our consolidated financial statements included in our annual reports, review of our unaudited condensed consolidated financial statements included in our quarterly reports, and services that were provided in connection with statutory or regulatory filings or engagements.

Audit-Related Fees. This category includes fees billed by BDO for assurance and related services that are reasonably related to the performance of an audit or review of HNH’s financial statements, including due diligence for mergers and acquisitions and consultations regarding acquisitions and divestitures.

Audit Committee Pre-Approval Policies and Procedures

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee, subject to a de minimis exception set forth in the SEC rules (the “De Minimis Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the audit-related or non-audit services described above were performed pursuant to the De Minimis Exception. In fiscal 2015 and 2014, the Audit Committee followed SEC guidelines in approving all services rendered by BDO.

PROPOSAL NO. 3:  RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

The ratification of the selection of BDO as our independent registered public accounting firm is being submitted to stockholders because we believe that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection by the affirmative vote of the holders of a majority of the Common Stock voted on the matter at the Annual Meeting, the Audit Committee will reconsider the appointment of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2016, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of HNH and our stockholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to ratify the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016 on a non-binding, advisory basis. If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum and will have no effect on the outcome of this proposal. As discussed above, if you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will have the authority to vote your uninstructed shares on this proposal. If a broker chooses to leave these uninstructed shares unvoted, such shares will be counted for the purpose of establishing a quorum, but will have no effect on the outcome of this proposal. As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Audit Committee value the opinions of our stockholders and will consider the outcome of the vote.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF BDO USA, LLP

PROPOSAL NO. 4:  ADOPTION OF THE 2016 PLAN

On March 31, 2016, the Board approved the adoption of the 2016 Plan and a grant of discretionary authority to the executive officers to implement and administer the 2016 Plan. The 2016 Plan is intended to replace our existing equity incentive plan, the 2007 Plan, and allows for the issuance of up to approximately 1,000,000 shares of Common Stock, or approximately 8% of the issued and outstanding shares as of the Record Date, for award grants (all of which can be incentive stock options), plus the available shares for issuance remaining under the 2007 Plan.  As of March 28, 2016, there were 618,818 shares of our common stock that remained available for future issuance under the 2007 Plan. If our stockholders approve the 2016 Plan, it will become effective on the date of such stockholder approval (the “Effective Date”) and no further awards will be granted under the 2007 Plan.

The 2016 Plan provides equity-based compensation through the grant of cash-based awards, nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units and other stock-based awards.

We believe that an adequate reserve of shares available for issuance under the 2016 Plan is necessary to enable us to attract, motivate and retain directors and key employees, including employees of SPH Services who provide services to us under the Management Services Agreement, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of our Company.

To date, no stock options to purchase shares of our Common Stock have been issued under the 2016 Plan, subject to the effectiveness of the 2016 Plan.

A copy of the 2016 Plan is attached to this Proxy Statement as Appendix A, and a summary of the 2016 Plan is set forth below.  The summary is qualified in its entirety by reference to the 2016 Plan.

The Company intends to register the shares on a registration statement on Form S-8 under the Securities Act of 1933, in the future.

Summary of the 2016 Plan

Purpose of the 2016 Plan.  The 2016 Plan is intended as an incentive to attract, motivate and retain employees and directors upon whose judgment, initiative and efforts the financial success and growth of our business largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of our Company and create value for stockholders.

Administration of the 2016 Plan.  The 2016 Plan is to be administered by the Compensation Committee consisting of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 and, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).  In the event that for any reason the Compensation Committee is unable to act or if the Compensation Committee at the time of any grant, award or other acquisition under the 2016 Plan does not consist of two or more “non-employee directors,” or if there is no such committee, then the 2016 Plan will be administered by the Board, except to the extent such Board action would have adverse consequences under Section 16(b) of the Exchange Act or Code Section 162(m).

Subject to the other provisions of the 2016 Plan, the Compensation Committee will have the authority, in its discretion: (i) to grant cash-based awards, nonqualified stock options, incentive stock options, SARs, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards, all of which are referred to collectively as “Awards”; (ii) to determine the terms and conditions of each Award granted (which need not be identical); (iii) to interpret the 2016 Plan and all Awards granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the 2016 Plan.

Eligibility.  The persons eligible for participation in the 2016 Plan as recipients of Awards include employees, consultants and directors to our Company or any subsidiary or affiliate of our Company.  Approximately 1,959 employees, 65 consultants and 6 non-employee directors are currently eligible to participate in the 2016 Plan.  In selecting participants, and determining the number of shares of Common Stock covered by each Award, the Compensation Committee may consider any factors that it deems relevant.

Shares Subject to the 2016 Plan.  Subject to the conditions outlined below, the total number of shares of Common Stock which may be issued pursuant to Awards granted under the 2016 Plan may not exceed the sum of (i) 1,000,000 shares of Common Stock and (ii) the number of shares available for grant under the 2007 Plan on the Effective Date, and is subject to increase by the number of shares with respect to options or other awards that were granted under the 2007 Plan and remain outstanding as of the Effective Date, but which terminate or terminate unexercised, or are forfeited or cancelled without delivery of the underlying shares under the terms of the 2007 Plan after the Effective Date.  Shares of Common Stock pursuant to an outstanding Award that expire or are terminated, cancelled or forfeited will be available for future issuance under the 2016 Plan.  Under the 2016 Plan, the maximum number of shares of Common Stock with respect to Awards that may be granted to an individual participant during any calendar year is 200,000 shares.

In the event of certain corporate events or transactions (including, but not limited to, the sale of all, or substantially all, of our assets or a change in our shares or capitalization), the Compensation Committee, in its sole discretion, in order to prevent dilution or enlargement of a participant’s rights under the 2016 Plan, shall substitute or adjust, as applicable, and subject to certain Code limitations, the number and kind of shares of Common Stock that may be issued under the 2016 Plan or under particular forms of Awards, the number and kind of shares of Common Stock subject to outstanding Awards, the option price or grant price applicable to outstanding Awards, the annual Award limits, and other value determinations applicable to outstanding Awards.

Options.  An option granted under the 2016 Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option.  Upon the grant of an option to purchase shares of Common Stock, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of Common Stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the 2016 Plan.  The purchase price of each share of Common Stock purchasable under an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of Common Stock on the date the option is granted. No option shall be exercisable later than the tenth anniversary date of its grant.  In the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred ten percent (110%) of the fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five (5) years from the date of grant.

SARs.  SARs, which may be issued in tandem with options or be freestanding, will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee.  The term of SARs granted under the 2016 Plan shall be determined by the Compensation Committee, in its sole discretion, and except as determined otherwise by the Compensation Committee, no SAR shall be exercisable later than the tenth anniversary date of its grant.

Restricted Stock and Restricted Stock Units.  Shares of restricted stock and/or restricted stock units may be granted under the 2016 Plan aside from, or in association with, any other Award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2016 Plan, as the Compensation Committee deems desirable.

Performance Units/Performance Shares/Performance Bonus Awards.  Subject to the terms and provisions of the 2016 Plan, the Compensation Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Compensation Committee shall determine.  Each performance share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant.  In addition, the Compensation Committee may grant a cash performance bonus award payable upon the attainment of performance goals.  The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units, performance shares or performance bonus awards that will be paid out to the participant.  The maximum amount of any performance bonus award payable to a “covered employee” (as that term is defined under Section 162(m) of the Code) in any fiscal year pursuant to the 2016 Plan shall not exceed $1,000,000.

Cash-Based Awards and Other Stock-Based Awards.  Subject to the provisions of the 2016 Plan, the Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the 2016 Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine.  Such Awards may involve the transfer of actual shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.  Each cash-based award shall specify a payment amount or payment range as determined by the Compensation Committee.  Each other stock-based award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Compensation Committee.

Restrictions on Transferability.  The Awards granted under the 2016 Plan are not transferable and may be exercised solely by a participant or his authorized representative during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or his designation of beneficiary or as otherwise required by law.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions set forth in the 2016 Plan will be void and ineffective and will give no right to the purported transferee.

Change in Control.  The Compensation Committee may provide for the acceleration of the vesting and exercisability of outstanding options, vesting of restricted stock and restricted stock units and earlier exercise of freestanding SARs, in the event of a Change in Control of our Company.  However, if the Compensation Committee takes no action at the time of the Change in Control, and the initial Award does not otherwise specify, accelerated vesting and exercisability is contingent upon termination of employment by us or by the participant for Good Reason upon the occurrence of a Change in Control.

Termination of the 2016 Plan.  Unless sooner terminated as provided therein, the 2016 Plan shall terminate ten years from the date the 2016 Plan is approved by stockholders.  The termination of the 2016 Plan shall not adversely affect any Awards granted prior to termination.

Amendments to the 2016 Plan.  The Compensation Committee may at any time alter, amend, modify, suspend or terminate the 2016 Plan and any evidence of Award in whole or in part; provided, however, that, without the prior approval of our stockholders, options issued under the 2016 Plan to any individual will not be repriced, replaced, or regranted through cancellation, and no amendment of the 2016 shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; and except where required by tax law, without the prior written consent of the participant, no modification shall adversely affect an Award under the 2016 Plan.  The Compensation Committee can not issue any Awards while the 2016 Plan is suspended.

Federal Income Tax Consequences

Incentive Options.  Options that are granted under the 2016 Plan and that are intended to qualify as incentive stock options must comply with the requirements of Section 422 of the Code.  An option holder is not taxed upon the grant or exercise of an incentive stock option; however, the difference between the fair market value of the shares of Common Stock on the exercise date and the exercise price will be an item of adjustment for purposes of the alternative minimum tax.  If an option holder holds shares of Common Stock acquired upon the exercise of an incentive stock option for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes.  The measure of the gain is the difference between the proceeds received on disposition and the option holder’s basis in the shares (which generally would equal the exercise price).  If the option holder disposes of shares of Common Stock acquired pursuant to exercise of an incentive stock option before satisfying the one-and-two year holding periods described above, the option holder, who under the plan must notify us of the disposition, may recognize both ordinary income and capital gain in the year of disposition.  The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price.  The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the incentive stock option.

We are not entitled to an income tax deduction on the grant or the exercise of an incentive stock option or on the option holder’s disposition of the shares of Common Stock after satisfying the holding period requirement described above.  If the holding periods are not satisfied, we will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.

Nonqualified Options.  In the case of a non-qualified stock option, an option holder is not taxed on the grant of such option.  Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of the exercise.  We are generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares of Common Stock is long-term capital gain if the shares are held for at least one year following the exercise. We do not receive an income tax deduction for this gain.

SARs.  No taxable income will be recognized by an option holder upon receipt of a SAR and we will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a SAR, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the stock appreciation right and we will generally be entitled to a corresponding tax deduction.

Other Awards.  A recipient of restricted stock, restricted stock units, performance shares and performance units will not have taxable income upon grant, but will have ordinary income at the time of vesting.  The amount of income will equal the fair market value on the vesting date of the shares and/or cash received minus the amount, if any, paid by the recipient.  A recipient of restricted stock may instead, however, elect to be taxed on the fair market value at the time of grant.  We will generally be entitled to an income tax deduction for the taxable year for which the recipient includes the amount in income.

The 2016 Plan is generally intended to satisfy the performance-based compensation exception to the limitation on our tax deductions imposed by Section 162(m) of the Code with respect to those grants for which such qualification is available and for which such exception is intended.  However, in the event that the Compensation Committee deems it advisable to make an award to an employee subject to Code Section 162(m) without having the Award satisfy the requirements of Section 162(m) it may do so.  The 2016 Plan is designed so that all awards are either exempt from Section 409A of the Code or will satisfy Section 409A of the Code.

Aggregate Past Grants Under the 2016 Plan

As of the date hereof, no shares of our Common Stock have been granted under the 2016 Plan.

New Plan Benefits

Awards under the 2016 Plan will be granted at the discretion of the Compensation Committee and, accordingly, are not yet determinable.  In addition, benefits under the 2016 Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, and actual company performance against performance goals established with respect to performance awards, among other things.  Consequently, it is not possible to determine the exact benefits or number of shares subject to awards that may be granted in the future to persons eligible for participation in the 2016 Plan.

As of the Record Date, the fair market value of a share of our Common Stock was $25.61.

Required Vote and Board recommendation

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve the 2016 Plan.  If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum.  If you hold your shares through a broker and you do not instruct your broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your uninstructed shares on this proposal.  Such abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF
THE 2016 PLAN

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”), stockholders are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the SEC and our bylaws. Stockholders wishing to present a proposal at our 2017 Annual Meeting of Stockholders must submit such proposal to our Corporate Secretary at our principal executive offices by January 1, 2017, if they wish for it to be eligible for inclusion in the Proxy Statement and form of proxy relating to that meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

In addition, under our bylaws, a stockholder wishing to nominate a person to our Board at the 2017 Annual Meeting of Stockholders (but not include such nomination in the proxy statement) or wishing to make a proposal with respect to any other matter (but not include such proposal in the proxy statement) at the 2017 Annual Meeting the stockholder must deliver the nomination or recommendation to our Corporate Secretary at our principal executive offices no later than 90 days prior to and no earlier than 120 days prior to May 26, 2017, the date that is the one year anniversary of the Annual Meeting (the deadline for nominations for the 2017 Annual Meeting of Stockholders is between January 26, 2017 and February 25, 2017). Notwithstanding the foregoing, if the 2017 Annual Meeting of Stockholders occurs on a date more than 30 days earlier or 60 days after the date that is the one year anniversary of the Annual Meeting, then notice by the stockholder to be timely for the 2017 Annual Meeting must be delivered no later than the later of the 90th day prior to the actual date of the 2017 Annual Meeting of Stockholders or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2017 Annual Meeting of Stockholders is first made by our Board. A stockholder’s notice of proposal shall include (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, and (b) the class and number of shares of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner. See “Consideration of Director Nominees; New Nominees for Director – Stockholder Nominees” for a discussion of the information required to be submitted with stockholder director nominations. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act, requires our directors and certain of our officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. SEC regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file. Based solely on our review of the copies of the forms furnished to us and written representations from our officers who are required to file Section 16(a) forms and our directors, we believe that all Section 16(a) filing requirements were met during 2015.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board may recommend.

Whether or not you plan to attend the Annual Meeting, please cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. You may revoke the proxy at any time before it is exercised. If you attend the Annual Meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own shares. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on March 28, 2016, in order to vote your shares at the Annual Meeting.

By Order of the Board of Directors

/s/ Warren G. Lichtenstein

WARREN G. LICHTENSTEIN
Chairman of the Board

APPENDIX A

HANDY & HARMAN LTD.

2016 Equity Incentive Award Plan

Article 1
Establishment and Purpose

1.1           Establishment of the Plan. Handy & Harman Ltd., a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan (the “Plan”), as set forth in this document.

1.2           Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance.

1.3           Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Amended and Restated By-laws, as amended.

Article 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a)           “Applicable Law” means the legal requirements relating to the administration of options and share-based or performance-based awards under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

(b)           “Award” means, individually or collectively, a grant or award under this Plan of Stock Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards or Other Stock-Based Awards, Dividend Equivalents Awards and Performance Bonus Awards.

(c)           “Award Agreement” means an agreement which may be entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

(d)           “Board” or “Board of Directors” means the Board of Directors of the Company.

(e)           “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Subsidiaries public disgrace or disrepute, or materially and adversely affects the Company’s or its Subsidiaries’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Subsidiaries (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Subsidiaries, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (vi) any breach of any obligation or duty to the Company or any of its Subsidiaries (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Subsidiaries) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(f)           “Change in Control” shall be deemed to have occurred if (1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (2) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (3) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

(g)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h)           “Committee” means the committee or committees of the Board of Directors given authority to administer the Plan as provided in Article 3.

(i)            “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(j)            “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

(k)           “Director” means any individual who is a member of the Board of Directors. “Independent Director” means a member of the Board who is not an Employee of the Company.

(l)            “Disability” means absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, or for accelerated vesting upon the occurrence of a disability, the Participant must be described in Section 22(e)(3) of the Code.

(m)           “Dividend Equivalents” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(n)           “Employee” means any employee, as defined in accordance with Section 3401(c) of the Code, of the Company or of one of the Company’s Subsidiaries. “Employment” means the employment of an Employee by the Company or one of its Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

(p)           “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(q)           “Fair Market Value” means the closing price on the applicable tier of the NASDAQ Stock Market (“NASDAQ”) for a Share on the relevant date, or if such date was not a trading day, the immediately preceding trading date, all as determined by the Company. A trading day is any day that the Shares are traded on NASDAQ. In lieu of the foregoing, the Committee may, from time to time, select any other index or measurement to determine the Fair Market Value of Shares under the Plan, including but not limited to an average determined over a period of trading days, in a manner consistent with Section 409A of the Code for Awards subject to Section 409A of the Code, and in a manner consistent with Section 422 of the Code for Incentive Stock Options.

(r)           “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

(s)           “Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.

(t)           “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(u)           “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(v)           “Option” means an option to purchase Shares from the Company. An Option may be either an Incentive Stock Option or Non-Qualified Stock Option.

(w)           “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 9.6 of the Plan.

(x)            “Participant” means an Employee or former Employee, a consultant, or a member of the Board who holds an outstanding Award granted under the Plan.

(y)           “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5), but which is subject to the terms and conditions set forth in Article 8. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(z)            “Performance Criteria” means the criteria provided in Section 8.6.

(aa)          “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(bb)          “Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

(cc)          “Plan” means the Handy & Harman Ltd. 2016 Equity Award Incentive Plan, as it may be amended from time to time.

(dd)          “Prior Plan” mean the Handy & Harman Ltd. 2007 Incentive Stock Plan, as amended.

(ee)          “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) of the Code.

(ff)           “Restricted Stock” means Stock awarded to a Participant pursuant to Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture.

(gg)           “Restricted Stock Unit” means an Award granted pursuant to Section 7.9.

(hh)           “Shares” or “Stock” means the shares of common stock of the Company.

(ii)           “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 9.5 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(jj)           “Subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

(kk)           “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.

(ll)           “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3
Administration

3.1           The Committee. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, (b) an “outside director” pursuant to Section 162(m) of the Code, and (c) an “independent director” under the listing requirements of NASDAQ, or any similar rule or listing requirement that may be applicable to the Company from time to time. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

3.2           Authority of the Committee. The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals (defined below), (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which shares of Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be

Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

All determinations and decisions made by the Company pursuant to the provisions of the Plan and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

Article 4
Shares Subject to the Plan

4.1           Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan, including Incentive Stock Options, shall be 1,000,000 shares, plus any Shares that have been authorized but not issued pursuant to the Prior Plan as of the Effective Date. Upon the Effective Date, no further grants or awards are permitted under the Prior Plan. All outstanding awards previously granted under the Prior Plan shall remain subject to the terms of the Prior Plan. To the extent any Shares under the Prior Plan are forfeited, or any award under the Prior Plan otherwise terminates without the issuance of some or all of the Shares underlying the award to a participant or if any option or stock appreciation right under the Prior Plan terminates without having been exercised in full, the Shares underlying such award, to the extent of any forfeiture or termination, shall be available for future grant under the Plan and credited toward the Plan limit set forth in this Section 4.1.

4.2           Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a)           If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(b)           Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c)           If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

4.3           Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Section 422 of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and, for Qualified Performance-Based Compensation, in accordance with Section 162(m) of the Code in the number and class of Shares which may be delivered under the Plan (including but not limited to individual limits), and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

4.4           Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 4.3, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during each calendar year shall be 200,000 shares.

Article 5
Eligibility and Participation

5.1           General. Persons eligible to participate in this Plan include Employees, consultants and all members of the Board, as determined by the Committee.

5.2           Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6
Stock Options

6.1           Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to eligible Employees at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee; provided, however, that no Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date. In addition, the Committee may, from time to time, provide for the payment of Dividend Equivalents on Options, prospectively and/or retroactively, on such terms and conditions as the Committee may require. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee, subject to the limitations set forth in Article 4.

6.2           Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine.

6.3           Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Subject to adjustment as provided in Section 4.3 herein or as otherwise provided herein, the terms of an Option may not be amended to reduce the exercise price nor may Options be cancelled or exchanged for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

In the case of an Incentive Stock Option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such Incentive Stock Option shall be granted at a price that is not less than one hundred ten percent (110%) of Fair Market Value on the date of grant and such Incentive Stock Option shall be exercisable for no more than five (5) years from the date of grant.

6.4           Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the tenth (10th) anniversary date of its grant, except as otherwise provided herein.

In the case of an Incentive Stock Option, such Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)           The expiration date of the Incentive Stock Option.

(b)           One year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c)           Three (3) months after the date of the Participant’s Termination of Employment for any reason other than Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2).

6.5           Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option; however, the Chairman of the Board, or his successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options to the extent provided in this sentence, for any Participant who is not an Insider.

6.6           Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

Additionally, the Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

6.7           Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

6.8           Payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company.

The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part:

(a)           Payment may be made in cash.

(b)           Payment may be made by delivery of Shares owned by the Participant in partial (if in partial payment, then together with cash) or full payment.

(c)           If the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company.

(d)           At any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date.

If payment is made by the delivery of Shares, the value of the Shares delivered shall be equal to the then most recent Fair Market Value of the Shares established before the exercise of the Option.

Restricted Stock may not be used to pay the Exercise Price.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “Executive Officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

6.9           Termination of Employment. Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon Termination of Employment:

(a)           Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than five (5) years from the date of the Termination of Employment, unless the Options, by their terms, expire earlier.

(b)           Termination for Cause. In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

(c)           Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:

(i)           All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than five (5) years from the date of Termination of Employment if the Participant is eligible to retire, or three (3) months from the date of the Termination of Employment if the Participant is not eligible to retire, as the case may be, unless in either case the Options, by their terms, expire earlier; and

(ii)           In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

(d)           Options not Vested at Termination. Except as provided in paragraph (a) above, all Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e)           Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.

6.10           Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:

(a)           During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. After the death of the Participant, except as otherwise provided by Article 10, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.

(b)           No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 10; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order.

Article 7
Restricted Stock

7.1           Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts, subject to the limitations in Article 4, and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 8.6, herein, with respect to Performance-Based Awards.

7.2           Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

7.3           Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.

7.4           Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals (as described in Section 8.6), as may be determined by the Committee in accordance with Section 3.2. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as the Shares are fully vested and all conditions and/or restrictions applicable to such Shares have been satisfied.

7.5           Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, but subject to Section 3.2, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.

7.6           Voting Rights, Dividends and Other Distributions. Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all dividends and distributions paid with respect to such Shares. The Committee may require that dividends and other distributions, other than regular cash dividends, paid to Participants with respect to Shares of Restricted Stock be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

7.7           Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

7.8           Termination of Employment for Other Reasons. Unless otherwise provided by the Committee in accordance with Section 3.2, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Company.

7.9           Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and shall not receive dividends, but shall, unless otherwise provided by the Committee, receive Dividend Equivalents at the time and at the same rate as dividends are paid on Shares with the same record and pay dates. Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 8
Performance-Based Awards

8.1           Purpose. The purpose of this Article 8 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5) as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Articles 7 or 9; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

8.2           Applicability. This Article 8 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

8.3           Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code, with respect to any Award granted under Articles 7 and 9 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service, and not later than after twenty-five percent (25%) of such period has elapsed (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

8.4           Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

8.5           Performance Period. The Performance Period is set by the Committee for each Award.

8.6           Performance Goals. For each Performance-Based Award, the Committee shall establish (and may establish for other Awards) performance objectives (“Performance Goals”) for the Company, its Subsidiaries, and/or divisions of any of foregoing, using the Performance Criteria and other factors set forth in (a) and (b), below. It may also use other criteria or factors in establishing Performance Goals in addition to or in lieu of the foregoing. A Performance Goal may be stated as an absolute value or as a value determined relative to an index, budget, prior period, similar measures of a peer group of other companies or other standard selected by the Committee. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of Performance Shares and/or Performance Stock Units which would be converted into Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 8.6. Unless previously canceled or reduced, Performance Shares and Performance Stock Units which may not be converted because of failure in whole or in part to satisfy the relevant Performance Goals or for any other reason shall be canceled at the time they would otherwise be distributable.

The Performance Criteria which the Committee is authorized to use, in its sole discretion, are any of the following criteria or any combination thereof, including but not limited to the offset against each other of any combination of the following criteria:

(a)           Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by the Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

(b)           Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing. Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

(c)           The Company’s Stock price, return on stockholders’ equity, total stockholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per Share.

(d)           Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.

Unless otherwise provided by the Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an Award to fail to satisfy the performance based exemption of Section 162(m) of the Code.

If the material terms of the Performance Criteria are not changed, they will be disclosed to and reported to the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the Performance Criteria.

8.7           Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

8.8           Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Performance Stock Units and Performance Shares shall be forfeited by the Participant to the Company.

8.9           Nontransferability. Performance Stock Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 9
Other Types of Awards

9.1           Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.2           Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3           Dividend Equivalents.

(a)           Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code.

(b)           Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

9.4           Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5           Stock Appreciation Rights. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be. The exercise price per share of Stock covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

9.6           Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.7           Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 8. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $1,000,000.

9.8           Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

9.9           Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

9.10         Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, consultant or a member of the Board, as applicable; provided, however, that subject to Section 3.2, the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a Termination of Employment, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

9.11         Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.12         Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

9.13         Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.14         Nontransferability. Unless otherwise provided by the Committee, all Awards under this Article 9 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 10
Beneficiary Designation

Notwithstanding Section 6.10, 7.3, 8.9 and 9.14, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

Article 11
Employee Matters

11.1         Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or one of its Subsidiaries.

11.2         Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

11.3         Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that (i) any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement; or (ii) any current or former chief executive officer, chief financial officer, or executive officer who received incentive-based compensation during the three year period preceding the date on which the Company is required to prepare an accounting restatement, regardless of their conduct, reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the Termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.  This provision is intended to satisfy the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Clawback Provision”). Accordingly, to the extent of any inconsistency between this Section and the Dodd-Frank Clawback Provision, the Dodd-Frank Clawback Provision will prevail. Additionally, to the extent that future rules and regulations are promulgated by the Securities and Exchange Commission or any other federal regulatory agency that would amend, modify or supplement the Dodd-Frank Clawback Provision, this Section shall be deemed modified to the extent required to make this Section consistent with the revised Dodd-Frank Clawback Provision.

Article 12
Change in Control

Unless the Committee provides otherwise prior to the grant of an Award, upon the occurrence of a Change in Control, the following shall apply to such Award:

(a)           Any and all Options granted hereunder to a Participant immediately shall become vested and exercisable upon the Termination of Employment of the Participant by the Company or by the Participant for “Good Reason”;

(b)           Any restriction periods and all restrictions imposed on Restricted Stock and Restricted Stock Units shall lapse and they shall immediately become fully vested upon the Termination of Employment of the Participant by the Company or by the Participant for “Good Reason” provided, Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within two years following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment;

(c)           Unless otherwise determined by the Committee, the payout of Performance Stock Units and Performance Shares shall be determined exclusively by the attainment of the Performance Goals established by the Committee, which may not be modified after the Change in Control, and the Company shall not have the right to reduce the Awards for any other reason; and

(d) For purposes of this Plan, “Good Reason” means in connection with a termination of employment by a Participant within two (2) years following a Change in Control, (a) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change in Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In order to invoke a Termination of Employment for Good Reason, a Participant must provide written notice to the Company or the Employer with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company or the Employer fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within two (2) years following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.

Article 13
Amendment, Modification, and Termination

13.1         Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3), or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) change the granting corporation or (vi) the type of stock. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.

13.2         Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award (other than Performance Shares or Performance Stock Units) shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

13.3         Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14
Withholding

14.1         Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

14.2         Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.8(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 15
Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 16
Legal Construction

16.1         Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2         Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3         Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4         Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

16.5         Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

16.6         Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of New York, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

16.7         Venue. The Company and the Participant to whom an award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state courts located in New York County, New York or the federal district court of the Southern District of New York with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate state court located in New York County, New York or the federal district court of the Southern District of New York, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such New York court, and no other, (c) such New York court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such New York court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

16.8         409A Compliance. Awards under the Plan may be structured to be exempt from or be subject to Section 409A of the Code. To the extent that Awards granted under the Plan are subject to Section 409A of the Code, the Plan will be construed and administered in a manner that enables the Plan and such Awards to comply with the provisions of Section 409A of the Code.

16.9         No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

16.10       Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.11       Reporting. The Company will provide grantees who are awarded Incentive Stock Options with statements in accordance with Section 6039(b) of the Code and will file a return with the Internal Revenue Service with respect to grantees who are awarded Incentive Stock Options in accordance with Section 6039(a)(1) of the Code. The Company will provide grantees who are awarded Non-Qualified Stock Options with a statement containing the information set forth in Treas. Reg. Section 1.61-15(c)(3).

Adopted: ____, 2016

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

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NAME	CONTROL # → 0000000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
01 Warren G. Lichtenstein	☐	☐	☐
02 Robert Frankfurt	☐	☐	☐
03 Jack L. Howard	☐	☐	☐
04 John H. McNamara, Jr.	☐	☐	☐
05 Patrick A. DeMarco	☐	☐	☐
06 Garen W. Smith	☐	☐	☐
07 Jeffrey A. Svoboda	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000281431_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com

HANDY & HARMAN LTD.
Annual Meeting of Stockholders
May 26, 2016 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jack L. Howard and James F. McCabe, Jr., each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Handy & Harman Ltd. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 26, 2016, at 9:00 a.m., local time, at Shade Hotel, 1221 North Valley Drive, Manhattan Beach, CA 90266, or at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND "FOR" APPROVAL OF PROPOSAL NOS. 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

0000281431_2 R1.0.1.25

Continued and to be signed on reverse side